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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934


DATE OF REPORT                                                 FEBRUARY 23, 2001
(Date of earliest event reported)                              FEBRUARY 21, 2001


                             MAIN STREET TRUST, INC.
             (Exact name of Registrant as specified in its charter)


                                    ILLINOIS
                  (State or other jurisdiction of incorporation)


       333-91759                                        37-1338484
(Commission File Number)                 (I.R.S. Employer Identification Number)


100 W. UNIVERSITY AVE., CHAMPAIGN, ILLINOIS                           61820-4028
  (Address of principal executive offices)                            (Zip Code)


                                (217) 351-6500
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS.

      On February 21, 2001, the Company's Board of Directors approved a stock repurchase program enabling the Company to repurchase up to 500,000 shares of its outstanding stock. These purchases will be made in the open market and/or through privately negotiated transactions. The total common shares outstanding as of today are 10,470,306. A press release announcing the repurchase program is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

           None.

      (b)  PRO FORMA FINANCIAL INFORMATION.

           None.

      (c)  EXHIBITS.

           Exhibit 99.1 - Press release, dated February 23, 2001, announcing the approval of the stock repurchase program

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MAIN STREET TRUST, INC.


Dated:  February 23, 2001         By:  /s/ Van A. Dukeman
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                                           Van A. Dukeman
                                           President












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